File Nos.  033-13179
                                                                     811-05099


    As filed with the Securities and Exchange Commission on April 26, 2018



                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                        FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                        Pre-Effective Amendment No. ___                 [ ]

                        Post-Effective Amendment No. 55                 [X]

                                        and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 56                        [X]

                        (Check appropriate box or boxes)

                        PIONEER MONEY MARKET TRUST
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                  60 State Street, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


           [ ]  immediately upon filing pursuant to paragraph (b)
           [X]  on May 1, 2018 pursuant to paragraph (b)
           [ ]  60 days after filing pursuant to paragraph (a)(1)
           [ ]  on [date] pursuant to paragraph (a)(1)
           [ ]  75 days after filing pursuant to paragraph (a)(2)
           [ ]  on [date] pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

          ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
                                                  Class A Shares (PMTXX)
                                                  Class R Shares (PRXXX)
                                                  Class Y Shares (PRYXX)




                                                         Prospectus, May 1, 2018


CONTENTS
--------------------------------------------------------------------------------

Fund summary...................................  1
More on the fund's investment objectives
and strategies................................. 10
More on the risks of investing in the fund..... 14
Management..................................... 21
Pricing of shares.............................. 23
Choosing a class of shares..................... 24
Distribution and service arrangements.......... 26
Sales charges.................................. 29
Buying, exchanging and selling shares.......... 32
Account options................................ 44
Shareholder services and policies.............. 48
Dividends, capital gains and taxes............. 55
Financial highlights........................... 57


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares

[GRAPHIC APPEARS HERE]





or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

-------------------------------------------------------------------------------

     Contact your investment professional to discuss how the fund may fit into your portfolio.
-------------------------------------------------------------------------------

Fund summary

INVESTMENT OBJECTIVES
Preservation of capital, liquidity, and current income.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREOWNER FEES
(fees paid directly from your investment)                            CLASS A   CLASS R   CLASS Y
-------------------------------------------------------------------  --------- --------- --------
Maximum sales charge (load) when you buy shares (as a
percentage of offering price)                                             None      None     None
-------------------------------------------------------------------  --------- --------- --------
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is
less)                                                                     None      None     None
-------------------------------------------------------------------  --------- --------- --------




ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of
your investment)                                                   CLASS A   CLASS R   CLASS Y
-----------------------------------------------------------------  --------- --------- --------
Management Fees                                                      0.35%     0.35%     0.35%
-----------------------------------------------------------------     ----      ----      ----
Distribution and Service (12b-1) Fees                                0.15%     0.50%     0.00%
-----------------------------------------------------------------     ----      ----      ----
Other Expenses                                                       0.30%     0.18%     0.16%
-----------------------------------------------------------------     ----      ----      ----
Total Annual Fund Operating Expenses                                 0.80%     1.03%     0.51%
-----------------------------------------------------------------     ----      ----      ----



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



               IF YOU REDEEM YOUR SHARES        IF YOU DO NOT REDEEM YOUR SHARES
           ----------------------------------  ----------------------------------
                            NUMBER OF YEARS YOU OWN YOUR SHARES
           ----------------------------------------------------------------------
                1        3        5        10       1        3        5        10
           ------  -------  -------  --------  ------  -------  -------  --------
Class A    $82     $255     $444     $990      $82     $255     $444     $990
---------  ---     ----     ----     -----     ---     ----     ----     -----
Class R    105      328      569     1,259     105      328      569     1,259
---------  ---     ----     ----     -----     ---     ----     ----     -----
Class Y     52      164      285       640      52      164      285       640
---------  ---     ----     ----     -----     ---     ----     ----     -----

Fund summary

PRINCIPAL INVESTMENT STRATEGIES
The fund is a government money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities issued by the U.S. government and its agencies and instrumentalities.

The fund will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. In addition, under normal circumstances, the fund will invest at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.


PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

In the past, the adviser and its affiliates have reimbursed or otherwise reduced the fund's expenses and the adviser has waived a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or increasing the fund's yield. The adviser and its affiliates may, but are not required to, continue to waive and/or reimburse fees in the future. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the adviser at any time without notice. The adviser may not recapture fees and expenses previously waived and/or reimbursed.

As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund's liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.

The fund could underperform other short-term debt instruments or money market funds.

Following is a summary description of principal risks of investing in the fund.


INTEREST RATE AND MARKET RISK. General market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity or other disruptions in the bond markets, adverse investor sentiment or other adverse market events and conditions could cause the value of your investment, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have recently been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors

Fund summary


as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.


CREDIT RISK. If an issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the fund's share price. The credit quality of the fund's holdings can change rapidly in certain markets.


YIELD RISK. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income. If interest rates increase, the fund's yield may not increase proportionately. For example, the fund's adviser may discontinue any temporary voluntary fee waivers. In addition, the implementation of the recently adopted requirements for money market funds could have a negative effect on the fund's yield.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

U.S. TREASURY OBLIGATIONS RISK. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt issued by them are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.


LIQUIDITY RISK. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund's investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Liquidity risk may be magnified in a rising interest rate environment. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.


VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for securities that trade in thin or volatile markets or that are

Fund summary

valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

REDEMPTION RISK. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund's ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. In addition, the fund may suspend redemptions when permitted by applicable regulations.


CYBERSECURITY RISK. Cybersecurity failures or breaches by the fund's adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt fund operations, interfere with the fund's ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.


EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or are lower than estimated, as a result of redemptions or otherwise, or if a voluntary fee waiver is changed or terminated.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

Prior to November 13, 2015, the fund operated as a "prime" money market fund. Performance shown for periods prior to November 13, 2015 reflect the fund's former investment strategy.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]









'08      '09    '10    '11   '12   '13   '14   '15   '16   '17
  2.46   0.16   0.02   .01   .01   .01   .01   .01   .01   .27






For the period covered by the bar chart:

THE HIGHEST CALENDAR QUARTERLY RETURN WAS 0.86% (01/01/2008 TO 03/31/2008). THE LOWEST CALENDAR QUARTERLY RETURN WAS 0.00% (04/01/2016 TO 06/30/2016).



No performance information is presented for Class R shares in the table because Class R shares do not have annual returns for at least one calendar year. The returns for Class R shares would differ from those of Class A and Class Y shares because they have different expenses.

Fund summary

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2017)




                                                  SINCE   INCEPTION
             1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
           --------  ---------  ----------  -----------  ----------
Class A      0.27       0.06        0.29         2.92      6/22/87
---------    ----       ----        ----         ----      -------
Class Y      0.37       0.08        0.34         1.13      9/26/05
---------    ----       ----        ----         ----      -------


MANAGEMENT


INVESTMENT ADVISER     Amundi Pioneer Asset Management, Inc.
PORTFOLIO MANAGEMENT   Seth Roman, Vice President of Amundi Pioneer
                       (portfolio manager of the fund since 2006)

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone, Pioneer Funds, P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292.

Your initial investment for Class A shares must be at least $1,000. Additional investments must be at least $100 for Class A shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares.


TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the fund's investment objectives and strategies


INVESTMENT OBJECTIVES
Preservation of capital, liquidity, and current income.

The fund's investment objectives may be changed without shareholder approval. The fund will provide at least 30 days' notice prior to implementing any change to its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a government money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities issued by the U.S. government and its agencies and instrumentalities.

The fund will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. In addition, under normal circumstances, the fund will invest at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, the assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection by Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), the fund's investment adviser. Amundi Pioneer also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The fund seeks to invest in securities that present minimal credit risks to the fund.


The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less. In addition, the fund maintains a dollar weighted average life of not more than 120 days.


The fund must follow strict rules with respect to the liquidity of its portfolio securities including daily and weekly liquidity requirements. In addition, the fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund's total assets would be invested in illiquid securities.

The fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.


U.S. GOVERNMENT SECURITIES

The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and Federal Home Loan Mortgage Corporation (FHLMC).



U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semiannually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on

More on the fund's investment objectives and strategies

STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are newly introduced floating rate notes that are indexed to the most recent 13-week Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.


REPURCHASE AGREEMENTS
In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.


ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the fund may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


"WHEN-ISSUED", DELAYED DELIVERY, TO BE ANNOUNCED AND FORWARD COMMITMENT TRANSACTIONS
The fund may purchase and sell securities, including mortgaged-backed securities, on a when-issued, delayed delivery, to be announced or forward commitment basis. These transactions arise when securities are purchased or sold by the fund with payment and delivery taking place at a fixed future date. The fund will not earn income on these securities until delivered. The fund may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold.

More on the risks of investing in the fund

PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

In the past, the adviser and its affiliates have reimbursed or otherwise reduced the fund's expenses and the adviser has waived a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or increasing the fund's yield. The adviser and its affiliates may, but are not required to, continue to waive and/or reimburse fees in the future. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the adviser at any time without notice. The adviser may not recapture fees and expenses previously waived and/or reimbursed.

The fund could take other actions in an effort to maintain a net asset value of $1.00 per share. For example, the fund could increase or decrease the number of its outstanding shares. If the fund were to reduce the number of its outstanding shares in order to maintain a $1.00 per share net asset value, you would own fewer shares and lose money.

As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund's liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such liquidity fees or redemption gates. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.

The fund could underperform other short-term debt instruments or money market funds.

Following is a description of principal risks of investing in the fund.

INTEREST RATE AND MARKET RISK. General market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity or other disruptions in the bond markets, adverse investor sentiment or other adverse market events and conditions could cause the value of your investment, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have recently been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout

More on the risks of investing in the fund

the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.

CREDIT RISK. An issuer or other obliger (such as a party providing insurance or other credit enhancement) may fail to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security's credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the fund's share price. If a single entity provides credit enhancement to more than one of the fund's investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on the fund. The credit quality of the fund's holdings can change rapidly in certain markets. If the fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund's interests or to enforce its rights.

Generally, applicable regulations require that the fund invest only in securities that have a remaining maturity of 397 days or less. However, these regulations permit the fund to use interest rate reset dates or demand features in calculating a security's maturity for purposes of regulatory maturity limitations, rather than using the security's actual maturity. Accordingly, the fund may invest in securities that have an actual maturity which is greater than 397 days, and the security's value may decline on the basis of perceived longer term credit risk of the issuer.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio manager believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.


YIELD RISK. The fund invests in short-term money market instruments. As a result, the amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund's expenses could absorb all or a significant portion of the fund's income, and, if the fund's expenses exceed the fund's income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, the fund's yield may not increase proportionately. For example, the fund's adviser may discontinue any temporary voluntary fee waivers. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders. A fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. The implementation of the recently adopted requirements for money market funds may have a negative effect on the fund's yield.


EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

PORTFOLIO SELECTION RISK. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

More on the risks of investing in the fund

U.S. TREASURY OBLIGATIONS RISK. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund's investments in obligations issued by the U.S. Treasury to decline.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as the FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt securities are subject to the risk of default in the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

RISKS OF INVESTING IN "WHEN-ISSUED", DELAYED DELIVERY, TO BE ANNOUNCED AND FORWARD COMMITMENT TRANSACTIONS. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund's overall investment exposure. There is also a risk that the security will not be issued or that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.

LIQUIDITY RISK. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund's investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the

Federal Reserve. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to fund and purchase suitable investments. Illiquid investments may also be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. Liquidity risk is magnified in a rising interest rate environment in which investor redemptions may be higher than normal.


VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's last valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

REDEMPTION RISK. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, redemptions by these shareholders may further increase the fund's redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund's ability to maintain a stable $1.00 share price may be affected. In addition, the fund may suspend redemptions when permitted by applicable regulations.


CYBERSECURITY RISK. Cybersecurity failures or breaches by the fund's adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt fund operations, interfere with the fund's ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial

More on the risks of investing in the fund


losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result.


EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or are lower than estimated, as a result of redemptions or otherwise, or if a voluntary fee waiver is changed or terminated.


DISCLOSURE OF PORTFOLIO HOLDINGS
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Amundi Pioneer, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.


Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of December 31, 2017, Amundi had more than $1.6 trillion in assets under management worldwide. As of December 31, 2017, Amundi Pioneer (and its U.S. affiliates) had over $91 billion in assets under management.


Amundi Pioneer's main office is at 60 State Street, Boston, Massachusetts
02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world, including the fund's investment adviser. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. Prior to July 3, 2017, the fund's investment adviser was named Pioneer Investment Management, Inc. A new investment management contract between the fund and the investment adviser became effective on July 3, 2017.

Amundi Pioneer has received an order from the Securities and Exchange Commission that permits Amundi Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Amundi Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Management

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of Seth Roman (portfolio manager of the fund since 2006). Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of one or more of Amundi Pioneer's affiliates. Mr. Roman, a Vice President of Amundi Pioneer, joined Amundi Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the fund.


MANAGEMENT FEE
The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer's annual fee is equal to 0.35% of the fund's average daily net assets up to $1 billion and 0.30% of the fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly.


For the fiscal year ended December 31, 2017, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.35% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's semi-annual report to shareholders for the period ended June 30, 2017.



DISTRIBUTOR
Amundi Pioneer Distributor, Inc. is the fund's distributor. The fund compensates the distributor for its services. The distributor is an affiliate of Amundi Pioneer. Prior to July 3, 2017, the fund's distributor was named Pioneer Funds Distributor, Inc.

Pricing of shares

NET ASSET VALUE
The fund's net asset value is the value of its securities plus other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 1:00 p.m. Eastern time and as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value generally is not calculated. The fund's most recent net asset value is available on the fund's web site, us.pioneerinvestments.com.

The fund generally values its securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security. This valuation method is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

You buy or sell shares at the share price. When you buy a class of shares, you do not pay an initial sales charge. When you sell Class A shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.


SHARE PRICE
The net asset value per share next calculated after your transaction, adjusted for any applicable sales charge.


CONTINGENT DEFERRED SALES CHARGE
A sales charge that may be deducted from your sale proceeds.

Choosing a class of shares

The fund offers three classes of shares through this prospectus. Each class has different eligibility requirements and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose.

For information on the fund's expenses, please see "Fund Summary."


CLASS A SHARES
o You do not pay an initial sales charge, but you may pay a sales charge if you exchange your shares for Class A shares of another Pioneer mutual fund.
o There is no contingent deferred sales charge on the sale of fund shares you purchase. However, if you exchange shares of another Pioneer mutual fund for shares of the fund, any contingent deferred sales charge that applied to your shares of the other Pioneer mutual fund at the time of the exchange will continue to apply to your shares of the fund after the exchange. When you ultimately sell your shares of the fund, the date of your original purchase of shares of the other Pioneer mutual fund will determine your contingent deferred sales charge.
o Distribution and service fees of 0.15% of average daily net assets.


CLASS R SHARES
o No initial or contingent deferred sales charge.
o Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
o Generally, available only through certain tax-deferred retirement plans and related accounts.


CLASS Y SHARES

o No initial or contingent deferred sales charge. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.


SHARE CLASS ELIGIBILITY


CLASS R SHARES

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options and to individual 401(k) plans. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Distribution and service arrangements

DISTRIBUTION PLAN
The fund has adopted a distribution plan for Class A and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. From time to time, the distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


CLASS R SHARES SERVICE PLAN
The fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from the fund, Amundi Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Amundi Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi Pioneer or its affiliates make these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi Pioneer's promotional efforts. Amundi Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Amundi Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Amundi Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Amundi Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these

Distribution and service arrangements

services, Amundi Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi Pioneer or its affiliates that are not related to the Pioneer funds.

Sales charges

The fund does not charge a contingent deferred sales charge on the sale of fund shares you purchase. However, if you exchange shares of another Pioneer mutual fund for shares of the fund, any contingent deferred sales charge that applied to your shares of the other Pioneer mutual fund at the time of the exchange will continue to apply to your shares of the fund after the exchange. When you ultimately sell your shares of the fund, the date of your original purchase of shares of the other Pioneer mutual fund will determine your contingent deferred sales charge.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"


WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class A shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

Sales charges

o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue
    Code;
  - Due to retirement or termination of employment;
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
o The distribution is made to pay an account's advisory or custodial fees; or
o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the fund for account applications, account options forms and other account information:

PIONEER FUNDS
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the fund's transfer agent of applications submitted by regular mail to a post office address.

Each fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the funds' distributor, the funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.


IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares that is received in good order by the fund's transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), (except for orders received by 1:00 p.m. meeting the requirements referenced below) the share price for your transaction will be based on the net asset value determined as of the scheduled close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the fund's transfer agent or an authorized agent after the scheduled close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

On any day that the money markets in which the fund invests close early, such as days in advance of holidays or in the event of an emergency, the fund reserves the right to advance the time when the fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets.

You begin earning dividends on the first business day after the fund is credited with same day funds for your purchase. However, if your purchase order is received by the fund by 1:00 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

Buying, exchanging and selling shares

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 1:00 p.m. and receive dividends for that day. You or your investment firm must contact the fund at 1-800-225-6292, to be pre-approved.

Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank


GOOD ORDER MEANS THAT:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account's record owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."


BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of fund shares.

MINIMUM INVESTMENT AMOUNTS


CLASS A SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi Pioneer.


CLASS R SHARES
There is no minimum investment amount for Class R shares, although investments are subject to the fund's policies regarding small accounts.


CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT FOR CLASS Y
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation

Buying, exchanging and selling shares

    that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.


MAXIMUM PURCHASE AMOUNTS
Class A, Class R and Class Y shares are not subject to a maximum purchase amount.


RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.


You may not use the account application accompanying this prospectus to establish an Amundi Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.



HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of fund shares.


BY PHONE OR ONLINE
YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the fund's transfer agent will electronically debit the amount of the purchase from your bank account of record. The fund's transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the fund's transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the fund's transfer agent to receive notification from your bank that good funds are available in the amount of your investment.


IN WRITING, BY MAIL
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE FUND. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers

Buying, exchanging and selling shares

check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund's transfer agent of purchase orders submitted by regular mail to a post office address.


BY WIRE (CLASS Y SHARES ONLY)
If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times


INSTRUCT YOUR BANK TO WIRE FUNDS TO:


Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         U.S. Government Money Market Fund

The fund's transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.


EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.


SAME-FUND EXCHANGE PRIVILEGE
Certain shareholders may be eligible to exchange their shares for the fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.


HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE
After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


IN WRITING, BY MAIL OR BY FAX
You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE FUND. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

Buying, exchanging and selling shares

o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund's transfer agent of exchange requests submitted by regular mail to a post office address.


SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. The fund generally will send your sale proceeds by check, bank wire or funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

There are special requirements if you wish to have your order executed at 1:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash.


The fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The fund may redeem in kind at a shareholder's request or if, for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders. During periods of deteriorating or stressed market conditions, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds by giving you securities.



CHECKWRITING PRIVILEGE
You may write a check to sell your shares, if you have established the checkwriting privilege. You may write a check for as little as $500 or as much as $250,000.

To establish the checkwriting privilege, complete a checkwriting form. The fund will then establish a checking account for you. About two weeks after you request checkwriting, the bank will send your personalized checks to you.

Each time you write a check, the check will be presented to the bank for payment. The bank will instruct the fund to sell a sufficient number of shares to cover the amount of your check. The fund will sell shares in payment of a check at the net asset value next calculated after your check is presented to the bank. You will receive any daily dividends declared on your shares until the day a check clears. You may not write a check to close your account because the value of your shares changes each day.

Buying, exchanging and selling shares

Your checking account with the bank is subject to the bank's rules and regulations governing checking accounts. If you do not have enough shares in your fund account to cover the amount of a check when the check is presented to the bank for payment, the bank will return your check to the presenter without making payment.

The checkwriting privilege is not available to accounts subject to backup withholding. The checkwriting privilege is generally not available to retirement plan accounts.


HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Please note that your investment firm may have its own earlier deadlines for the receipt of a request to sell shares. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.



BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

IN WRITING, BY MAIL OR BY FAX
You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The fund's transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The fund's transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund's transfer agent of redemption requests submitted by regular mail to a post office address.


HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321


BY MAIL
Send your written instructions to:
PIONEER FUNDS
P.O. Box 55014
Boston, Massachusetts 02205-5014


AMUNDI PIONEER WEBSITE
us.pioneerinvestments.com


BY FAX
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the fund for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the fund's transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the fund or complete the online authorization screen at us.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi Pioneer website. When you or your investment firm requests an online transaction, the fund's transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

PERIODIC INVESTMENTS
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class R share account and your balance is at least $1,000, you may establish a periodic investment plan.


AUTOMATIC INVESTMENT PLAN (AIP)
If you establish an Automatic Investment Plan with Amundi Pioneer, the fund's transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the fund's transfer agent. You should allow up to 30 days for the fund's transfer agent to establish your plan.



AUTOMATIC EXCHANGES
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

Account options

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the fund's transfer agent or you do not cash the check for six months or more, the fund's transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.


DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING
You may have the fund's transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies

EXCESSIVE TRADING
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

Shareholder services and policies

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.


PURCHASES IN KIND
You may use securities you own to purchase shares of the fund provided that Amundi Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objectives and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


REINSTATEMENT PRIVILEGE (CLASS A SHARES)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the fund no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the fund receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


AMUNDI PIONEER WEBSITE
US.PIONEERINVESTMENTS.COM
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Amundi Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321
You can use FactFone/SM/ to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone/SM/ to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Amundi Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi Pioneer, by phone or in writing (see "How to contact us"). Amundi Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Shareholder services and policies

CONFIRMATION STATEMENTS
The fund's transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.


TAX INFORMATION FOR IRA ROLLOVERS
In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the fund's transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


PRIVACY
The fund has a policy designed to protect the privacy of your personal information. A copy of Amundi Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi Pioneer's website.


SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.


TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded.


OTHER POLICIES
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts

Shareholder services and policies

  upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes

DIVIDENDS AND CAPITAL GAINS
Each day the fund declares substantially all of its net investment income as a dividend to shareowners. Dividends are accrued each day and paid on the last business day of the month. The fund generally pays any distributions of net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains. The fund may also pay dividends and distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax.


TAXES
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable as ordinary income.

Since the fund's income is derived from sources that do not pay dividends, it is not expected that any portion of dividends paid by the fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rate available to noncorporate shareholders on "qualified dividend income."

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.


When you sell or exchange fund shares it is generally considered a taxable event, but you will generally not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.


A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed

Dividends, capital gains and taxes

net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.


You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.


Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund, or effecting such sales or exchanges.

Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

Financial highlights

The financial highlights table helps you understand the fund's financial performance for the past five years.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class R and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

The information below for the fiscal years ended December 31, 2017 and December 31, 2013 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for each of the periods ended on December 31, 2014 through December 31, 2016 was audited by another independent registered public accounting firm. The fund's annual report is incorporated by reference in the statement of additional information and is available upon request.

Financial highlights

PIONEER U.S. GOVERNMENT MONEY MARKET FUND


CLASS A SHARES



                                       YEAR                YEAR
                                      ENDED                ENDED
                                     12/31/17            12/31/16*
                                 --------------- ------------------------
Net asset value, beginning of
 period                             $   1.00          $      1.00
                                    --------          -----------
Increase (decrease) from
 investment operations:
 Net investment income
   (loss)                           $  0.003(a)       $     0.000(a)(b)
                                    --------          -----------
Distributions to shareowners:
 Net investment income              $  (0.00)         $    (0.000)(b)(c)
                                    --------          -----------
Net asset value, end of period      $   1.00          $      1.00
                                    --------          -----------
Total return (d)                        0.27%                0.01%
Ratio of net expenses to
 average net assets (e)                 0.62%                0.34%
Ratio of net investment
 income (loss) to average
 net assets                             0.26%                0.01%
Net assets, end of period (in
 thousands)                         $217,256          $   251,143
Ratios with no waiver of fees
 and assumption of
 expenses by the Adviser
 and no reduction for fees
 paid indirectly:
 Total expenses to average
   net assets (e)                       0.80%                0.82%
 Net investment income
   (loss) to average net
   assets                               0.08%               (0.46)%



                                          YEAR                YEAR               YEAR
                                         ENDED                ENDED              ENDED
                                       12/31/15*            12/31/14*          12/31/13
                                 --------------------- ------------------ ------------------
Net asset value, beginning of
 period                               $    1.00            $    1.00          $    1.00
                                      ---------            ---------          ---------
Increase (decrease) from
 investment operations:
 Net investment income
   (loss)                             $   0.000(a)(b)      $   0.000(b)       $   0.000(b)
                                      ---------            ---------          ---------
Distributions to shareowners:
 Net investment income                $  (0.000)(b)        $  (0.000)(b)      $  (0.000)(b)
                                      ---------            ---------          ---------
Net asset value, end of period        $    1.00            $    1.00          $    1.00
                                      ---------            ---------          ---------
Total return (d)                           0.01%                0.01%              0.01%
Ratio of net expenses to
 average net assets (e)                    0.10%                0.05%              0.08%
Ratio of net investment
 income (loss) to average
 net assets                                0.01%                0.01%              0.01%
Net assets, end of period (in
 thousands)                           $ 261,928            $ 273,746          $ 286,961
Ratios with no waiver of fees
 and assumption of
 expenses by the Adviser
 and no reduction for fees
 paid indirectly:
 Total expenses to average
   net assets (e)                          0.71%                0.75%              0.76%
 Net investment income
   (loss) to average net
   assets                                 (0.60)%              (0.69)%            (0.67)%



* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per share data presented above is based on the average shares outstanding for the period presented.
(b)        Amount rounds to less than $0.001 or $(0.001) per share.
(c) The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Fund during the period. A portion of the accumulated net investment income was distributed to shareowners during the period.
(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(e)        Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+, and 0.00%, respectively.
+     Amount rounds to less than 0.01%.

PIONEER U.S. GOVERNMENT MONEY MARKET FUND


CLASS R SHARES




                                                                                                8/1/17* TO
                                                                                                 12/31/17
                                                                                          ---------------------
Net asset value, beginning of period                                                           $    1.00
                                                                                               ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                  $   0.000(a)(b)
                                                                                               ---------
Distributions to shareowners:
 Net investment income                                                                         $  (0.000)(b)
                                                                                               ---------
Net asset value, end of period                                                                 $    1.00
                                                                                               ---------
Total return (c)                                                                                    0.03%(d)
Ratio of net expenses to average net assets (f)                                                     1.02%(e)
Ratio of net investment income (loss) to average net assets                                         0.10%(e)
Net assets, end of period (in thousands)                                                       $     151
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees
 paid indirectly:
 Total expenses to average net assets                                                               1.03%(e)
 Net investment income (loss) to average net assets                                                 0.09%(e)



*     Class R shares commenced operations on August 1, 2017.


(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)        Amount rounds to less than $0.001 or $(0.001) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(d)        Not annualized.
(e)        Annualized.
(f)        Includes interest expense of 0.00%.

Financial highlights

PIONEER U.S. GOVERNMENT MONEY MARKET FUND


CLASS Y SHARES



                                       YEAR                YEAR
                                      ENDED                ENDED
                                     12/31/17            12/31/16*
                                 --------------- ------------------------
Net asset value, beginning of
 period                             $   1.00          $      1.00
                                    --------          -----------
Increase (decrease) from
 investment operations:
 Net investment income
   (loss)                           $  0.004(a)       $     0.000(a)(b)
                                    --------          -----------
Distributions to shareowners:
 Net investment income              $  (0.00)         $    (0.000)(b)(c)
                                    --------          -----------
Net asset value, end of period      $   1.00          $      1.00
                                    --------          -----------
Total return (d)                        0.37%                0.01%
Ratio of net expenses to
 average net assets (e)                 0.51%                0.34%
Ratio of net investment
 income (loss) to average
 net assets                             0.36%                0.01%
Net assets, end of period (in
 thousands)                         $ 49,178          $    63,703
Ratios with no waiver of fees
 and assumption of
 expenses by the Adviser
 and no reduction for fees
 paid indirectly:
 Total expenses to average
   net assets (e)                       0.51%                0.50%
 Net investment income
   (loss) to average net
   assets                               0.36%               (0.15)%



                                          YEAR                YEAR               YEAR
                                         ENDED                ENDED              ENDED
                                       12/31/15*            12/31/14*          12/31/13
                                 --------------------- ------------------ ------------------
Net asset value, beginning of
 period                               $    1.00            $    1.00          $    1.00
                                      ---------            ---------          ---------
Increase (decrease) from
 investment operations:
 Net investment income
   (loss)                             $   0.000(a)(b)      $   0.000(b)       $   0.000(b)
                                      ---------            ---------          ---------
Distributions to shareowners:
 Net investment income                $  (0.000)(b)        $  (0.000)(b)      $  (0.000)(b)
                                      ---------            ---------          ---------
Net asset value, end of period        $    1.00            $    1.00          $    1.00
                                      ---------            ---------          ---------
Total return (d)                           0.01%                0.01%              0.01%
Ratio of net expenses to
 average net assets (e)                    0.10%                0.05%              0.08%
Ratio of net investment
 income (loss) to average
 net assets                                0.01%                0.01%              0.01%
Net assets, end of period (in
 thousands)                           $  63,553            $  58,851          $  63,741
Ratios with no waiver of fees
 and assumption of
 expenses by the Adviser
 and no reduction for fees
 paid indirectly:
 Total expenses to average
   net assets (e)                          0.46%                0.46%              0.45%
 Net investment income
   (loss) to average net
   assets                                 (0.35)%              (0.40)%            (0.36)%



* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a) The per share data presented above is based on the average shares outstanding for the period presented.
(b)        Amount rounds to less than $0.001 or $(0.001) per share.
(c) The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Fund during the period. A portion of the accumulated net investment income was distributed to shareowners during the period.
(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(e)        Includes interest expense of 0.00%, 0.00%, 0.00% 0.00%+, and 0.00%, respectively.
+     Amount rounds to less than 0.01%.

Pioneer
U.S. Government Money Market Fund
(formerly, Pioneer Cash Reserves Fund)
YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.

VISIT OUR WEBSITE
us.pioneerinvestments.com

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at us.pioneerinvestments.com. You also may find other information and updates about Amundi Pioneer and the fund, including fund performance information and the fund's most recent net asset value, on the fund's website.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund.


The statement of additional information, dated May 1, 2018, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.


You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-05099)



[GRAPHIC APPEARS HERE]



AMUNDI PIONEER DISTRIBUTOR, INC.
60 STATE STREET                                                      19293-15-0518
BOSTON, MA 02109                  (Copyright)2018 Amundi Pioneer Distributor, Inc.
US.PIONEERINVESTMENTS.COM                                              Member SIPC
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Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com














This is not part of the prospectus.





19293-15-0518
(Copyright)2018 Amundi Pioneer Distributor, Inc.

Underwriter of Pioneer mutual funds
Member SIPC

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PIONEER U.S. GOVERNMENT MONEY MARKET FUND
(PIONEER MONEY MARKET TRUST)
--------------------------------------------------------------------------------
60 State Street

Boston, Massachusetts 02109
                                                         CLASS A SHARES (PMTXX)
                                                         CLASS R SHARES (PRXXX)
                                                         CLASS Y SHARES (PRYXX)


                      Statement of Additional Information

                                  May 1, 2018

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class R and Class Y shares prospectus dated May 1, 2018, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling the fund at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts
02109. You can also obtain a copy of the prospectus from our website at:
us.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2017, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                            CONTENTS




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   1.    Fund history...............................................    1
   2.    Investment policies, risks and restrictions................    1
   3.    Trustees and officers......................................   12
   4.    Investment adviser.........................................   21
   5.    Principal underwriter and distribution plan................   24
   6.    Shareholder servicing/transfer agent.......................   26
   7.    Custodian and sub-administrator............................   27
   8.    Independent registered public accounting firm..............   27
   9.    Portfolio management.......................................   27
  10.    Portfolio transactions.....................................   30
  11.    Description of shares......................................   31
  12.    Sales charges..............................................   34
  13.    Redeeming shares...........................................   38
  14.    Telephone and online transactions..........................   39
  15.    Pricing of shares..........................................   40
  16.    Tax status.................................................   41
  17.    Financial statements.......................................   47
  18.    Annual fee, expense and other information..................   47
  19.    Appendix A - Description of short-term debt, corporate bond
         and preferred stock ratings//..............................   51
  20.    Appendix B - Proxy voting policies and procedures..........   55
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1. FUND HISTORY


The fund is a diversified open-end management investment company. The fund is a series of the Pioneer Money Market Trust (the "Trust"), a Delaware statutory trust. The fund originally was organized as a series of a Massachusetts business trust on March 31, 1987 and was reorganized as a series of a Delaware statutory trust on March 30, 1995. On November 13, 2015, the fund changed its name from Pioneer Cash Reserves Fund to Pioneer U.S. Government Money Market
Fund. Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") is the fund's investment adviser.


2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.


DEBT SECURITIES AND RELATED INVESTMENTS


MONEY MARKET FUND MATTERS
The fund is a government money market fund, meaning that it will invest at least 99.5% of its total assets in U.S. government securities, cash and/or repurchase agreements that are fully collateralized by U.S. government securities and cash. In addition, the fund will invest at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities. The fund invests in accordance with the credit quality, diversification, liquidity and maturity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended
(the "1940 Act").

The fund seeks to invest in securities that present minimal credit risks to the fund.

The fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.


U.S. GOVERNMENT SECURITIES
U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the
Federal Housing Administration, Federal Financing Bank, Farm Service Agency,
Export-Import Bank of the U.S., Small Business Administration, Government
National Mortgage Association ("GNMA"), General Services Administration,
National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan
Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal
National Mortgage Association ("FNMA"), Maritime Administration, Tennessee
Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since
1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United
States. Others are supported by: (i) the right of the issuer to borrow from the
U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the
U.S.


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government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S.
government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity.
Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.
Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


CYBERSECURITY ISSUES

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The fund's service providers regularly experience such attempts, and expect they will continue to do so. The fund is unable to predict how any such attempt, if successful, may affect the fund and its shareholders.
While the fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman, the fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the fund's transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control.
Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.



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NATURAL DISASTERS
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers.
Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.


INVESTMENT COMPANY SECURITIES


OTHER INVESTMENT COMPANIES
The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES


SHORT-TERM INVESTMENTS
For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers;
and (e) other cash equivalents or cash. Subject to the fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Amundi Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.


ILLIQUID SECURITIES
The fund may invest up to 5% of its total assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the fund's illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Amundi Pioneer. Amundi Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees.
Under the direction of the Board of Trustees, Amundi Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.


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REPURCHASE AGREEMENTS
The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities.
Under the direction of the Board of Trustees, Amundi Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily.
Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.
There is no specific limit on the fund's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.


REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.


ASSET SEGREGATION
The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Amundi Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act.
Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may "cover" its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.


LENDING OF PORTFOLIO SECURITIES
The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Amundi Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with


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owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the fund's prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund's
Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Amundi Pioneer, which will monitor the creditworthiness of any such firms.
However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.


INTERFUND LENDING
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Pioneer fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund
Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The fund may participate as a lending fund in the interfund lending credit facility but will not participate as a borrowing fund.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.


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No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund's obligations. See "Asset Segregation."


DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Amundi Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Amundi Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Currently, the fund discloses its complete portfolio holdings as of the last business day of the month no later than five business days after month-end on the funds' website (us.pioneerinvestments.com). Such information may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

Amundi Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of


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entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Amundi Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.


Currently, Amundi Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs);
Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford
Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software
Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes);
Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings
Company (as needed in order to evaluate and select Nationally Recognized
Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market
Consultants (as needed to complete quarterly due diligence research).


Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Amundi Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Amundi Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel.
In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Amundi Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Form N-Q is filed with the SEC within sixty (60) days after the end of a fund's first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a fund's annual or semi-annual report, as applicable.


                                       7

The fund also must file with the SEC a monthly report of portfolio holdings on form N-MFP, current as of the last day of the previous month, no later than the fifth business day of each month. The information filed with the SEC on Form N-MFP is made available to the public 60 days after the end of the month to which the information pertains.


INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT POLICIES
The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(1) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

(2)   more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry, except the fund may invest without limitation in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets

(including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund's investment policies (including the fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund's policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund's Board and Pioneer regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in
(2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under "Interfund Lending". The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 2a-7 limits a fund's purchases of illiquid securities to 5% of its total assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, Rule 2a-7 limits a fund's purchases of illiquid securities to 5% of its total assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Tax-exempt funds that invest 80% of their net assets in tax-exempt securities characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects.

In addition, money market funds are subject to special SEC rules relating to concentration. The rules do not provide for any limit on a money market fund's concentration in any one industry, and allow a money market fund to invest without limit in obligations of banks without being deemed to concentrate their investments. The fund's policy permits (but does not require) the fund to take advantage of the flexibility to invest in bank obligations that the SEC has granted to money market funds, to the extent consistent with the fund's other investment strategies and policies. However, the fund is currently required to invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies primarily on the Bloomberg L.P. ("Bloomberg") classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard. The fund may change any source used for determining industry classification without shareholder approval.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.


NON-FUNDAMENTAL INVESTMENT POLICY
The following policy is non-fundamental and may be changed by a vote of the Board of Trustees without approval of shareholders.

The fund may not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G). The fund has adopted this non-fundamental policy in order that the fund may be a permitted investment of the series of Pioneer Asset Allocation Trust. If the series of Pioneer Asset Allocation Trust do not invest in the fund, then this non-fundamental restriction will not apply.

In addition, the fund's investment objective is non-fundamental and it and the fund's non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.


DIVERSIFICATION
The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund's total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.


3. TRUSTEES AND OFFICERS


The fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.




NAME, AGE AND                 TERM OF OFFICE AND                                                 OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                    HELD BY TRUSTEE
----------------------------- -------------------------- --------------------------------------- -------------------------
INDEPENDENT TRUSTEES:
----------------------------- -------------------------- --------------------------------------- ----
THOMAS J. PERNA (67)          Trustee since 2006.        Private investor (2004 - 2008 and       Director, Broadridge
Chairman of the Board and     Serves until a successor   2013 - present); Chairman (2008 -       Financial Solutions,
Trustee                       trustee is elected or      2013) and Chief Executive Officer       Inc. (investor
-----------------------------
                              earlier retirement or      (2008 - 2012), Quadriserv, Inc.         communications and
                              removal.                   (technology products for securities     securities processing
                              --------------------------
                                                         lending industry); and Senior           provider for financial
                                                         Executive Vice President, The Bank      services industry)
                                                         of New York (financial and securities   (2009 - present);
                                                         services) (1986 - 2004)                 Director, Quadriserv,
                                                         ---------------------------------------
                                                                                                 Inc. (2005 - 2013);
                                                                                                 and Commissioner,
                                                                                                 New Jersey State
                                                                                                 Civil Service
                                                                                                 Commission (2011 -
                                                                                                 2015)
                                                                                                 ----

NAME, AGE AND                 TERM OF OFFICE AND                                                     OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                        HELD BY TRUSTEE
----------------------------- -------------------------- ------------------------------------------- --------------------------
DAVID R. BOCK (74)            Trustee since 2005.        Managing Partner, Federal City              Director of New York
Trustee                       Serves until a successor   Capital Advisors (corporate advisory        Mortgage Trust
---
                              trustee is elected or      services company) (1997 - 2004              (publicly-traded
                              earlier retirement or      and 2008 - present); Interim Chief          mortgage REIT)
                              removal.                   Executive Officer, Oxford Analytica,        (2004 - 2009, 2012
                              --------------------------
                                                         Inc. (privately held research and           - present); Director of
                                                         consulting company) (2010);                 The Swiss Helvetia
                                                         Executive Vice President and Chief          Fund, Inc.
                                                         Financial Officer, I-trax, Inc. (publicly   (closed-end fund)
                                                         traded health care services                 (2010 - present);
                                                         company) (2004 - 2007); and                 Director of Oxford
                                                         Executive Vice President and Chief          Analytica, Inc. (2008
                                                         Financial Officer, Pedestal Inc.            - present); and
                                                         (internet-based mortgage trading            Director of Enterprise
                                                         company) (2000 - 2002); Private             Community
                                                         Consultant (1995 - 1997);                   Investment, Inc.
                                                         Managing Director, Lehman                   (privately-held
                                                         Brothers (1992 - 1995); Executive,          affordable housing
                                                         The World Bank (1979 - 1992)                finance company)
                                                         -------------------------------------------
                                                                                                     (1985 - 2010)
                                                                                                     ------------------------
BENJAMIN M. FRIEDMAN          Trustee since 2008.        William Joseph Maier Professor of           Trustee, Mellon
(73)                          Serves until a successor   Political Economy, Harvard                  Institutional Funds
Trustee                       trustee is elected or      University (1972 - present)                 Investment Trust and
---                                                      -------------------------------------------
                              earlier retirement or                                                  Mellon Institutional
                              removal.                                                               Funds Master
                              --------------------------
                                                                                                     Portfolio (oversaw
                                                                                                     17 portfolios in fund
                                                                                                     complex) (1989 -
                                                                                                     2008)
                                                                                                     ----
MARGARET B.W. GRAHAM          Trustee since 1990.        Founding Director, Vice-President           None
                                                                                                     ----
(70)                          Serves until a successor   and Corporate Secretary, The
Trustee                       trustee is elected or      Winthrop Group, Inc. (consulting
---
                              earlier retirement or      firm) (1982 - present); Desautels
                              removal.                   Faculty of Management, McGill
                              --------------------------
                                                         University (1999 - 2017); and
                                                         Manager of Research Operations
                                                         and Organizational Learning, Xerox
                                                         PARC, Xerox's advance research
                                                         center (1990-1994)
                                                         -------------------------------------------

NAME, AGE AND                 TERM OF OFFICE AND                                                OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE           PRINCIPAL OCCUPATION                  HELD BY TRUSTEE
----------------------------- --------------------------- ------------------------------------- ---------------------
LORRAINE H. MONCHAK (62)      Trustee since 2017.         Chief Investment Officer, 1199 SEIU   None
                                                                                                ----
Trustee                       (Advisory Trustee from      Funds (healthcare workers union
-----------------------------
                              2014 - 2017) Serves         pension funds) (2001 - present);
                              until a successor trustee   Vice President - International
                              is elected or earlier       Investments Group, American
                              retirement or removal.      International Group, Inc. (insurance
                              ---------------------------
                                                          company) (1993 - 2001); Vice
                                                          President Corporate Finance and
                                                          Treasury Group, Citibank, N.A.(1980
                                                          - 1986 and 1990 - 1993); Vice
                                                          President - Asset/Liability
                                                          Management Group, Federal Farm
                                                          Funding Corporation
                                                          (government-sponsored issuer of
                                                          debt securities) (1988 - 1990);
                                                          Mortgage Strategies Group,
                                                          Shearson Lehman Hutton, Inc.
                                                          (investment bank) (1987 - 1988);
                                                          Mortgage Strategies Group, Drexel
                                                          Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
                                                          -------------------------------------
MARGUERITE A. PIRET (69)      Trustee since 1987.         President and Chief Executive         Director of New
Trustee                       Serves until a successor    Officer, Newbury Piret Company        America High Income
-----------------------------
                              trustee is elected or       (investment banking firm) (1981 -     Fund, Inc.
                              earlier retirement or       present)                              (closed-end
                                                          -------------------------------------
                              removal.                                                          investment company)
                              ---------------------------
                                                                                                (2004 - present);
                                                                                                and Member, Board
                                                                                                of Governors,
                                                                                                Investment Company
                                                                                                Institute (2000 -
                                                                                                2006)
                                                                                                ----
FRED J. RICCIARDI (71)        Trustee since 2014.         Consultant (investment company        None
                                                                                                ----
Trustee                       Serves until a successor    services) (2012 - present);
-----------------------------
                              trustee is elected or       Executive Vice President, BNY
                              earlier retirement or       Mellon (financial and investment
                              removal.                    company services) (1969 - 2012);
                              ---------------------------
                                                          Director, BNY International
                                                          Financing Corp. (financial services)
                                                          (2002 - 2012); Director, Mellon
                                                          Overseas Investment Corp.
                                                          (financial services) (2009 - 2012)
                                                          -------------------------------------

NAME, AGE AND                 TERM OF OFFICE AND                                               OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                  HELD BY TRUSTEE
----------------------------- -------------------------- ------------------------------------- ---------------------
INTERESTED TRUSTEES:
----------------------------- -------------------------- ------------------------------------- ---------------------
LISA M. JONES (56)*           Trustee since 2017.        Director, CEO and President of        None
                                                                                               ---------------------
Trustee, President and        Serves until a successor   Amundi Pioneer Asset Management
Chief Executive Officer       trustee is elected or      USA, Inc. (since September 2014);
-----------------------------
                              earlier retirement or      Director, CEO and President of
                              removal                    Amundi Pioneer Asset Management,
                              --------------------------
                                                         Inc. (since September 2014);
                                                         Director, CEO and President of
                                                         Amundi Pioneer Distributor, Inc.
                                                         (since September 2014); Director,
                                                         CEO and President of Amundi
                                                         Pioneer Institutional Asset
                                                         Management, Inc. (since September
                                                         2014); Chair, Amundi Pioneer Asset
                                                         Management USA, Inc., Amundi
                                                         Pioneer Distributor, Inc. and Amundi
                                                         Pioneer Institutional Asset
                                                         Management, Inc. (September 2014
                                                         - 2018); Managing Director, Morgan
                                                         Stanley Investment Management
                                                         (2010 - 2013); Director of
                                                         Institutional Business, CEO of
                                                         International, Eaton Vance
                                                         Management (2005 - 2010)
                                                         -------------------------------------
KENNETH J. TAUBES (60)*       Trustee since 2014.        Director and Executive Vice           None
                                                                                               ---------------------
Trustee                       Serves until a successor   President (since 2008) and Chief
-----------------------------
                              trustee is elected or      Investment Officer, U.S. (since
                              earlier retirement or      2010) of Amundi Pioneer Asset
                              removal                    Management USA, Inc.; Executive
                              --------------------------
                                                         Vice President and Chief Investment
                                                         Officer, U.S. of Amundi Pioneer
                                                         (since 2008); Executive Vice
                                                         President of Amundi Pioneer
                                                         Institutional Asset Management,
                                                         Inc. (since 2009); Portfolio Manager
                                                         of Amundi Pioneer (since 1999)
                                                         -------------------------------------
FUND OFFICERS:
----------------------------- -------------------------- ------------------------------------- ---------------------
CHRISTOPHER J. KELLEY (53)    Since 2003. Serves at      Vice President and Associate          None
                                                                                               ---------------------
Secretary and Chief Legal     the discretion of the      General Counsel of Amundi Pioneer
Officer                       Board                      since January 2008; Secretary and
----------------------------- --------------------------
                                                         Chief Legal Officer of all of the
                                                         Pioneer Funds since June 2010;
                                                         Assistant Secretary of all of the
                                                         Pioneer Funds from September
                                                         2003 to May 2010; Vice President
                                                         and Senior Counsel of Amundi
                                                         Pioneer from July 2002 to
                                                         December 2007
                                                         -------------------------------------

NAME, AGE AND                 TERM OF OFFICE AND                                             OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                   HELD BY TRUSTEE
----------------------------- ----------------------- -------------------------------------- ---------------------
CAROL B. HANNIGAN (57)        Since 2010. Serves at   Fund Governance Director of Amundi     None
                                                                                             ---------------------
Assistant Secretary           the discretion of the   Pioneer since December 2006 and
-----------------------------
                              Board                   Assistant Secretary of all the
                              -----------------------
                                                      Pioneer Funds since June 2010;
                                                      Manager - Fund Governance of
                                                      Amundi Pioneer from December
                                                      2003 to November 2006; and
                                                      Senior Paralegal of Amundi Pioneer
                                                      from January 2000 to November
                                                      2003
                                                      ----
THOMAS REYES (55)             Since 2010. Serves at   Senior Counsel of Amundi Pioneer       None
                                                                                             ---------------------
Assistant Secretary           the discretion of the   since May 2013 and Assistant
-----------------------------
                              Board                   Secretary of all the Pioneer Funds
                              -----------------------
                                                      since June 2010; Counsel of
                                                      Amundi Pioneer from June 2007 to
                                                      May 2013
                                                      --------------------------------------
MARK E. BRADLEY (58)          Since 2008. Serves at   Vice President - Fund Treasury of      None
                                                                                             ---------------------
Treasurer and Chief           the discretion of the   Amundi Pioneer; Treasurer of all of
Financial and Accounting      Board                   the Pioneer Funds since March
                              -----------------------
Officer                                               2008; Deputy Treasurer of Amundi
-----------------------------
                                                      Pioneer from March 2004 to
                                                      February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds
                                                      from March 2004 to February 2008
                                                      --------------------------------------
LUIS I. PRESUTTI (53)         Since 2000. Serves at   Director - Fund Treasury of Amundi     None
                                                                                             ---------------------
Assistant Treasurer           the discretion of the   Pioneer; and Assistant Treasurer of
-----------------------------
                              Board                   all of the Pioneer Funds
                              ----------------------- --------------------------------------
GARY SULLIVAN (60)            Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                                                             ---------------------
Assistant Treasurer           the discretion of the   Treasury of Amundi Pioneer; and
-----------------------------
                              Board                   Assistant Treasurer of all of the
                              -----------------------
                                                      Pioneer Funds
                                                      --------------------------------------
DAVID F. JOHNSON (38)         Since 2009. Serves at   Fund Administration Manager - Fund     None
                                                                                             ---------------------
Assistant Treasurer           the discretion of the   Treasury of Amundi Pioneer since
-----------------------------
                              Board                   November 2008; Assistant
                              -----------------------
                                                      Treasurer of all of the Pioneer Funds
                                                      since January 2009; Client Service
                                                      Manager - Institutional Investor
                                                      Services at State Street Bank from
                                                      March 2003 to March 2007
                                                      --------------------------------------
JEAN M. BRADLEY (65)          Since 2010. Serves at   Chief Compliance Officer of Amundi     None
                                                                                             ---------------------
Chief Compliance Officer      the discretion of the   Pioneer and of all the Pioneer Funds
-----------------------------
                              Board                   since March 2010; Chief
                              -----------------------
                                                      Compliance Officer of Amundi
                                                      Pioneer Institutional Asset
                                                      Management, Inc. since January
                                                      2012; Chief Compliance Officer of
                                                      Vanderbilt Capital Advisors, LLC
                                                      since July 2012: Director of Adviser
                                                      and Portfolio Compliance at Amundi
                                                      Pioneer since October 2005; Senior
                                                      Compliance Officer for Columbia
                                                      Management Advisers, Inc. from
                                                      October 2003 to October 2005
                                                      --------------------------------------

NAME, AGE AND                 TERM OF OFFICE AND                                            OTHER DIRECTORSHIPS
POSITION HELD WITH THE FUND   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                  HELD BY TRUSTEE
----------------------------- ----------------------- ------------------------------------- ---------------------
KELLY O'DONNELL (47)          Since 2006. Serves at   Vice President - Investor Services    None
                                                                                            ---------------------
Anti-Money Laundering         the discretion of the   Group of Amundi Pioneer and
Officer                       Board                   Anti-Money Laundering Officer of all
----------------------------- -----------------------
                                                      the Pioneer Funds since 2006
                                                      -------------------------------------


* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


BOARD COMMITTEES

The Board of Trustees is responsible for overseeing the fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.


The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi Pioneer and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

The Trust's Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the fund's affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.


During the most recent fiscal year, the Independent Trustees, Audit, Governance and Nominating, Policy Administration, and Valuation Committees held 9, 7, 4, 4 and 5 meetings, respectively.



INDEPENDENT TRUSTEES COMMITTEE
David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.


AUDIT COMMITTEE
David R. Bock (Chair), Benjamin M. Friedman, Lorraine H. Monchak and Marguerite
A. Piret.

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the fund, oversees the quality and integrity of the fund's financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the fund's independent registered public accounting firm, reviews and evaluates the accounting firm's qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the fund's accounting firm and all permissible non-audit services provided by the fund's accounting firm to Amundi Pioneer and any affiliated service providers of the fund if the engagement relates directly to the fund's operations and financial reporting.


GOVERNANCE AND NOMINATING COMMITTEE
Margaret B.W. Graham (Chair), Thomas J. Perna and Fred J. Ricciardi.

The Governance and Nominating Committee considers governance matters affecting the Board and the fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

o whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

o whether the person has demonstrated business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund;

o whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company;

o whether the person has the ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders;

o whether the person has a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and

o the value of diversity on the Board. The Governance and Nominating Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of the fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the fund's shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the fund's Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.


POLICY ADMINISTRATION COMMITTEE
Thomas J. Perna (Chair), Margaret B.W. Graham, and Fred J. Ricciardi.

The Policy Administration Committee, among other things, oversees and monitors the fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the fund's policies and procedures.


VALUATION COMMITTEE
David R. Bock, Benjamin M. Friedman, Lorraine H. Monchak and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Amundi Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the fund's valuation procedures.

OVERSIGHT OF RISK MANAGEMENT

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the fund, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi Pioneer and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.


The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund.


Most of the fund's investment management and business operations are carried out by or through Amundi Pioneer, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the fund's service providers could have a material adverse effect on the fund and its shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Amundi Pioneer and the affiliates of Amundi Pioneer, or other service providers to the fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund's and Amundi Pioneer's chief compliance officer and Amundi Pioneer's chief risk officer and director of internal audit, as well as various personnel of Amundi Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the fund or Amundi Pioneer and its affiliates or other service providers. Because most of the fund's operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See "Cybersecurity issues" above.) As a result of the foregoing and other factors, the fund's ability to manage risk is subject to substantial limitations.

It is important to note that the fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.



COMPENSATION OF OFFICERS AND TRUSTEES
The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information - Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Amundi Pioneer reimburses these funds for the fees paid to the Interested Trustees.

Except for the chief compliance officer, the fund does not pay any salary or other compensation to its officers. The fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Amundi Pioneer pays the remaining portion of the chief compliance officer's compensation.


See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."



OTHER INFORMATION
The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.


SHARE OWNERSHIP
See "Annual Fee, Expense and Other Information" for information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.


PROXY VOTING POLICIES
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to shareowners without charge at http://us.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B."


4. INVESTMENT ADVISER

The fund has entered into a management agreement (hereinafter, the "management contract") with Amundi Pioneer pursuant to which Amundi Pioneer acts as the fund's investment adviser. Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc.

Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. holds approximately 70% of Amundi's share capital. The remaining shares of Amundi are held by institutional and retail investors.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world, including the fund's investment adviser. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. Prior to July 3, 2017, the fund's investment adviser was named Pioneer Investment Management, Inc. A new investment management contract between the fund and the investment adviser became effective on July 3, 2017.

Certain Trustees or officers of the fund are also directors and/or officers of certain of Amundi's subsidiaries (see management biographies above). Amundi Pioneer has entered into an agreement with its affiliate, Amundi Ireland Limited, pursuant to which Amundi Ireland Limited provides certain services to Amundi Pioneer.


As the fund's investment adviser, Amundi Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Amundi Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The management contract may be terminated without penalty by the Trustees of the fund or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days' nor less than 30 days' written notice to Amundi Pioneer, or by Amundi Pioneer on not less than 90 days' written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Amundi Pioneer. The management contract is not assignable by the fund except with the consent of Amundi Pioneer.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Amundi Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Amundi Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Amundi Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Amundi Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Amundi Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.


ADVISORY FEE
As compensation for its management services and expenses incurred, the fund pays Amundi Pioneer a fee at the annual rate of 0.35% of the fund's average daily net assets up to $1 billion and 0.30% of the fund's average daily net assets greater than $1 billion. This fee is computed and accrued daily and paid monthly.

In the past, Amundi Pioneer and its affiliates have reimbursed or otherwise reduced the fund's expenses and Amundi Pioneer has waived a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or for increasing the fund's yield. Amundi Pioneer and its affiliates may, but are not required to, continue to waive and/or reimburse fees in the future. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by Amundi Pioneer and its affiliate at any time without notice. Amundi Pioneer may not recapture fees and expenses previously waived and/or reimbursed.

See the table in "Annual Fee, Expense and Other Information" for the management fee paid to Amundi Pioneer during the recently completed fiscal years.


ADMINISTRATION AGREEMENT
The fund has entered into an amended and restated administration agreement with Amundi Pioneer pursuant to which Amundi Pioneer acts as the fund's administrator, performing certain accounting, administration and legal services for the fund. Amundi Pioneer is reimbursed for its cost of providing such services. The cost of providing these services is based on direct costs and costs of overhead, subject to review by the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Amundi Pioneer for administration and related services. In addition, Brown Brothers Harriman & Co. performs certain sub-administration services to the fund pursuant to an agreement with Amundi Pioneer and the fund.

Under the terms of the amended and restated administration agreement with the fund, Amundi Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Amundi Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Amundi Pioneer, the fund (other than as Trustees), Amundi Pioneer Asset Management USA, Inc. or the distributor; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Amundi Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. The fund shall pay all fees and expenses to be paid by the fund under the sub-administration agreement with Brown Brothers Harriman & Co. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.


POTENTIAL CONFLICTS OF INTEREST
The fund is managed by Amundi Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Amundi Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Amundi Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


PERSONAL SECURITIES TRANSACTIONS
The fund, Amundi Pioneer, and Amundi Pioneer Distributor, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Amundi Pioneer and certain of Amundi Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN


PRINCIPAL UNDERWRITER
Amundi Pioneer Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. Amundi Pioneer Distributor, Inc. is an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi Pioneer Asset Management, Inc. Prior to July 3, 2017, the fund's distributor was named Pioneer Funds Distributor, Inc.

The fund entered into an underwriting agreement with Amundi Pioneer Distributor, Inc. which provides that Amundi Pioneer Distributor, Inc. will bear expenses for the distribution of the fund's shares, except for expenses incurred by Amundi Pioneer Distributor, Inc. for which it is reimbursed or compensated by the fund under the distribution plan (discussed below). Amundi Pioneer Distributor, Inc. bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. Amundi Pioneer Distributor, Inc. also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, Amundi Pioneer Distributor, Inc. will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by Amundi Pioneer Distributor, Inc. and reallowed to dealers in connection with Amundi Pioneer Distributor, Inc.'s offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Amundi Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution.


DISTRIBUTION PLAN
The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class R shares. The fund has not adopted a Distribution Plan with respect to its Class Y shares.

For each Class that has adopted a Distribution Plan, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:


            APPLICABLE PERCENTAGE
CLASS                   PER ANNUM
---------  ----------------------
Class A                    0.15%
---------                   ----
Class R                    0.50%
---------                   ----

Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately. The fund may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a fund based on the number of shares sold.

The Distribution Plan also recognizes that Amundi Pioneer, Amundi Pioneer Distributor, Inc. or any other Service Party may make payments for distribution-related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

As of the close of business on December 31, 2012, Amundi Pioneer Distributor, Inc. lowered the Rule 12b-1 fees paid to financial intermediaries on Class A shares of the fund from 0.15% to 0.05%. Effective at the close of business on July 1, 2014, Amundi Pioneer Distributor, Inc. lowered the Rule 12b-1 fees paid to financial intermediaries on Class A shares of the fund from 0.05% to 0.00%. Accordingly, Amundi Pioneer Distributor, Inc. will waive Rule 12b-1 fees payable by the fund to the same extent.

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to Amundi Pioneer Distributor, Inc. for the most recently completed fiscal year.


SERVICE PLAN FOR CLASS R SHARES
The fund has adopted a service plan (the "Service Plan") with respect to its Class R shares under which the fund is authorized to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of the fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R shares, (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the fund.


6. SHAREHOLDER SERVICING/TRANSFER AGENT


The fund has contracted with DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, DST Asset Manager Solutions, Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

7. CUSTODIAN AND SUB-ADMINISTRATOR

Brown Brothers Harriman & Co. ("BBH"), 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

BBH also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the fund. For performing such services, BBH receives fees based on complex-wide assets.


8. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, independent registered public accounting firm, provided audit services, tax return review services, and assistance and consultation with respect to filings with the SEC for the fiscal year ended December 31, 2017.



9. PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2017. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.




                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Seth Roman           Other Registered Investment
                     Companies                                  2    $5,371,602                      N/A             N/A
                     Other Pooled Investment Vehicles           0    $        0                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------


POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER

Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:


o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and against the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is a Treasury Bill of similar maturity. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER

The following table indicates as of December 31, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.



                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Seth Roman                   E
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

10. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Amundi Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Amundi Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Amundi Pioneer seeks to obtain overall best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Amundi Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Amundi Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Amundi Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Amundi Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Amundi Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Amundi Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Amundi Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Amundi Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Amundi Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Amundi Pioneer in carrying out its obligations to the fund. The receipt of such research enables Amundi Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Amundi Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Amundi Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.


11. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable contingent deferred sales charge ("CDSC"). See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.


The fund is a series of Pioneer Money Market Trust, a Delaware statutory trust. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class C, Class R, Class T and Class Y shares. No Class C or Class T shares are outstanding as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

THE TRUST
The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of January 12, 2016 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of March 7, 1995, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.


SHAREHOLDER VOTING
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.


ELECTION AND REMOVAL OF TRUSTEES
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Trust.


AMENDMENTS TO THE DECLARATION
The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.


ISSUANCE AND REDEMPTION OF SHARES
The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.


DISCLOSURE OF SHAREHOLDER HOLDINGS
The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.


SMALL ACCOUNTS
The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.


SERIES AND CLASSES
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.


SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY
The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

DERIVATIVE AND DIRECT ACTIONS
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.


12. SALES CHARGES

The fund continuously offers the following classes of shares: Class A, Class R and Class Y shares, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

CLASS A SHARE SALES CHARGES
You may buy Class A shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge.


CLASS R SHARES
You may buy Class R shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge or CDSC.

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to individual retirement account rollovers from eligible retirement plans that offered one or more Pioneer funds as investment options. Class R shares generally are not available to non-retirement accounts, traditional and Roth IRA's, Coverdell Education Savings Accounts, SEP's, SAR-SEP's, Simple IRA's, individual 403(b)'s or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974.

Investors that are eligible to purchase Class R shares may also be eligible to purchase other share classes. Your investment professional can help you determine which class is appropriate. You should ask your investment professional if you qualify for a waiver of sales charges on another class and take that into consideration when selecting a class of shares. Your investment firm may receive different compensation depending upon which class is chosen.


CLASS Y SHARES
No front-end, deferred or asset-based sales charges are applicable to Class Y shares.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Amundi Pioneer or one or more of its affiliates (collectively, "Amundi Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Amundi Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Amundi Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Amundi Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Amundi Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with an Amundi Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Amundi Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Amundi Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Amundi Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Amundi Pioneer Affiliates benefit from the incremental management and other fees paid to Amundi Pioneer Affiliates by the funds with respect to those assets.


REVENUE SHARING PAYMENTS
Amundi Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Amundi Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Amundi Pioneer Affiliates also may pay financial intermediaries "finders'" or "referral" fees for directing investors to the Pioneer funds. Amundi Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Amundi Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.16% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Amundi Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.


ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS
Amundi Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Amundi Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Amundi Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.


OTHER PAYMENTS

From time to time, Amundi Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Amundi Pioneer Affiliates may include financial assistance to financial intermediaries that enable Amundi Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Amundi Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Amundi Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. Amundi Pioneer Affiliates also may make payments to financial intermediaries for detailed information about the intermediaries' activities relating to the Pioneer funds.

As of January 1, 2018, Amundi Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectus and statement of additional information:

ADP Retirement Services
AIG

Ameriprise Financial Services, Inc.
Ascensus Broker Dealer Services, Inc.
Cetera Advisors Networks LLC
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network

Conduent Securities, LLC

Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
FSC Securities Corporation
Guardian Investor Services LLC
GWFS Equities, Inc.

H.D. Vest Investment Services

Hartford Securities Distribution Company, Inc.
J.P. Morgan Securities LLC
Jefferson National Securities Corporation

Ladenburg Thalmann & Co. Inc.

Legend Equities Corporation
Lincoln Financial
LPL Financial Corp.
Merrill Lynch & Co., Inc.
MetLife Securities Inc.
Mid Atlantic Capital Corporation
MML Investors Services
Morgan Stanley & Co., Inc.
MSCS Financial Services, LLC

Mutual of Omaha Investor Services, Inc.
N.I.S. Financial Services, Inc.
National Financial Services LLC
Nationwide Securities, Inc.
Northwestern Investment Services, LLC
NYLife Securities, LLC
OneAmerica Securities, Inc.

Oppenheimer & Co. Inc.

Pershing LLC
PFS Investments Inc.
PNC Investments

Principal Securities, Inc.

Prudential Financial
Raymond James Financial Services, Inc.

RBC Dain Rauscher Inc.

Royal Alliance Associates, Inc.
SagePoint Financial

Sammons Financial Network, LLC

Symetra Investment Services, Inc.
TD Ameritrade, Inc.
TIAA-CREF Individual & Institutional Services, LLC
T. Rowe Price Investment Services, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
Vanguard Marketing Corporation
Voya Financial Partners, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services

Please contact your financial intermediary for details about any payments it receives from Amundi Pioneer
Affiliates or the funds, as well as about fees and/or commissions it charges.


13. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax, but such shareholders will not have any gain or loss upon redemptions or repurchases so long as the fund maintains a net asset value of $1.00 per share


SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A AND CLASS R SHARES)
A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class R accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the fund or from the fund to the shareholder; (2) upon receipt by the fund of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling the fund at 1-800-225-6292.


REINSTATEMENT PRIVILEGE (CLASS A SHARES)
Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.


14. TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone/SM/"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.


TELEPHONE TRANSACTION PRIVILEGES
To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, the fund's transfer agent nor Amundi Pioneer Distributor, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

o For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the fund or complete the online authorization screen on us.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


TELEPHONE AND WEBSITE ONLINE ACCESS
You may have difficulty contacting the fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Amundi Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.


FACTFONE/SM/
FactFone/SM/ is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone/SM/ allows shareholder access to current information on Pioneer mutual fund accounts and to the prices of all publicly available Pioneer mutual funds. In addition, you may use FactFone/SM/ to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone/SM/. Call the fund at 1-800-225-6292 for assistance.

FactFone/SM/ allows shareholders to hear the following recorded fund information:

o net asset value prices for all Pioneer mutual funds;

o dividends and capital gain distributions on all Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.


15. PRICING OF SHARES

The net asset value per share of each class of the fund is determined twice daily, every day the Exchange is open, at 1:00 p.m. Eastern time and as of the scheduled close of regular trading on the Exchange (normally 4:00 p.m. Eastern time). As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days that the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. Each class of shares is offered at net asset value without the imposition of an initial sales charge (some Class A shares may be subject to a CDSC).

Except as set forth below, the fund's portfolio investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that such method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of the fund's portfolio investments based upon their amortized cost and the concomitant expectation to maintain the fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act pursuant to which the fund must adhere to certain conditions. The fund must comply with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity of 60 days or less. The maturities of variable rate demand instruments held in the fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. For purposes of determining the weighted average life of the fund's portfolio, the period remaining until the variable rate instrument's next interest rate readjustment will not be taken into account. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the fund for the purpose of maintaining sales and redemptions at a single value. It is the intention of the fund to maintain each class' per share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; (iv) investing all cash in instruments maturing on the next business day; (v) establishing a net asset value per share by using available market quotations; or (vi) suspending redemptions and payment of redemption proceeds if the Board irrevocably has approved the liquidation of the fund.


16. TAX STATUS

The fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from net investment income (other than capital gains) each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.


The fund is treated as a separate entity for U.S. federal income tax purposes. Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable as ordinary income. Since the fund's income is derived from sources that do not pay dividends, it is not expected that any dividends paid by the fund will qualify for either the dividends-received deduction for corporations or any favorable U.S. federal income tax rates available to individual and certain other noncorporate shareholders on qualified dividend income. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Distributions from net capital gains, if any, that are reported as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The fund does not anticipate that it will earn or distribute any net capital gains. Any capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%.

A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains may be affected by the application of the alternative minimum tax to individual shareholders.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder's net investment income.


Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

The fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.


Redemptions and exchanges generally are subject to tax but generally will not result in taxable gain or loss if the fund successfully maintains a constant net asset value per share. A loss may occur to the extent that a CDSC or a liquidity fee is imposed in connection with a redemption or exchange. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference, if any, between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).


Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of the fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original Class A shares were redeemed.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the Internal Revenue Service (the "IRS") may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on gains from sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.


If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects or is required to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.


The fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


The fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends and any capital gain distributions, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the fund. "Qualified net interest income" is the fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


17. FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2017 appearing in the fund's annual report, filed with the SEC on February 27, 2018 (Accession No. 0000276776-18-000014), are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling the fund at 1-800-225-6292.


18. ANNUAL FEE, EXPENSE AND OTHER INFORMATION


SHARE OWNERSHIP

As of April 1, 2018, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of April 1, 2018

RECORD HOLDER                         SHARE CLASS      NUMBER OF SHARES        % OF CLASS
------------------------------------- -------------  ------------------  ----------------
Amundi Pioneer Distributor, Inc.                               Class R      50,000.000    14.94
Attn: Corporate Accounting                                     Class Y  27,950,000.000    50.36
                                                    ------------------  --------------    -----
60 State St. 13th Floor
Boston, MA 02109-1800
---------------------------------------------------
UMB Bank, NA                                                   Class R      60,706.230    18.14
                                                    ------------------  --------------    -----
Depietro Roofing Inc. 401(k)
54 Benjamin Reynolds Rd.
West Greenwich, RI 02817-2212
---------------------------------------------------
UMB Bank, NA                                                   Class R      17,851.160     5.33
                                                    ------------------  --------------    -----
Baumann Waterworks
222 E E St.
Ontario, CA 91764-3710
---------------------------------------------------
UMB Bank, NA                                                   Class R      40,000.000    11.95
                                                    ------------------  --------------    -----
William B. Trent 401(k)
1116 Bay Hill Dr.
Gibsonia, PA 15044-8041
---------------------------------------------------
UMB Bank, NA                                                   Class R      20,000.000     5.98
                                                    ------------------  --------------    -----
Stephen G. Latiff
9255 W. Harbor Isle Ct.
Crystal River, FL 34429-5355
---------------------------------------------------
UMB Bank, NA                                                   Class R     106,779.680    31.91
                                                    ------------------  --------------    -----
Olinda Partners 401K
25145 Panther Bend CT Unit 408
The Woodlands, TX 77380-3788
---------------------------------------------------
MLPF&S                                                         Class Y  27,124,424.086    48.87
                                                    ------------------  --------------    -----
For the Sole Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
---------------------------------------------------


TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2017. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2017. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2017. The dollar ranges in this table are in accordance with SEC requirements.



                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                             DOLLAR RANGE OF             SECURITIES IN ALL REGISTERED
                           EQUITY SECURITIES         INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                  IN THE FUND   TRUSTEE IN THE PIONEER FAMILY OF FUNDS
-----------------------  -------------------  ---------------------------------------
INTERESTED TRUSTEES:
-----------------------  -------------------  ---------------------------------------
Lisa M. Jones                         None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Kenneth J. Taubes            Over $100,000                             Over $100,000
-----------------------  -------------------  ---------------------------------------
INDEPENDENT TRUSTEES:
-----------------------  -------------------  ---------------------------------------
David R. Bock                 $1 - $10,000                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Benjamin M. Friedman                  None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Margaret B.W. Graham                  None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Lorraine H. Monchak                   None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Thomas J. Perna                       None                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Marguerite A. Piret      $10,001 - $50,000                             Over $100,000
-----------------------  -------------------  ---------------------------------------
Fred J. Ricciardi                     None                             Over $100,000
-----------------------  -------------------  ---------------------------------------

COMPENSATION OF OFFICERS AND TRUSTEES
The following table sets forth certain information with respect to the compensation of each Trustee of the fund.



                                                 PENSION OR
                                                 RETIREMENT
                              AGGREGATE    BENEFITS ACCRUED      TOTAL COMPENSATION
                           COMPENSATION     AS PART OF FUND       FROM THE FUND AND
NAME OF TRUSTEE             FROM FUND**            EXPENSES   OTHER PIONEER FUNDS**
-----------------------  --------------  ------------------  ----------------------
INTERESTED TRUSTEES:
-----------------------  ---------       -----               -------------
Lisa M. Jones*           $    0.00       $0.00               $        0.00
-----------------------  ---------       -----               -------------
Kenneth J. Taubes*       $    0.00       $0.00               $        0.00
-----------------------  ---------       -----               -------------
INDEPENDENT TRUSTEES:
-----------------------  ---------       -----               -------------
David R. Bock            $1,305.63       $0.00               $  291,506.00
-----------------------  ---------       -----               -------------
Benjamin M. Friedman     $1,312.13       $0.00               $  294,500.00
-----------------------  ---------       -----               -------------
Margaret B.W. Graham     $1,273.69       $0.00               $  263,000.00
-----------------------  ---------       -----               -------------
Lorraine H Monchak+      $1,273.45       $0.00               $  262,994.00
-----------------------  ---------       -----               -------------
Thomas J. Perna          $1,390.06       $0.00               $  357,000.00
-----------------------  ---------       -----               -------------
Marguerite A. Piret      $1,299.23       $0.00               $  284,000.00
-----------------------  ---------       -----               -------------
Fred J. Ricciardi        $1,247.90       $0.00               $  242,000.00
-----------------------  ---------       -----               -------------
 TOTAL                   $9,102.09       $0.00               $1,995,000.00
-----------------------  ---------       -----               -------------


* Under the management contract, Amundi Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.


** For the fiscal year ended December 31, 2017. As of December 31, 2017, there were 44 U.S. registered investment portfolios in the Pioneer Family of Funds.


+     Ms. Lorraine Monchak was a non-voting Advisory Trustee from 2014 - 2017.


APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED AMUNDI PIONEER
The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.



FOR THE FISCAL YEARS ENDED DECEMBER 31             2017           2016           2015
----------------------------------------  -------------  -------------  -------------
Gross Fee Incurred                        $1,013,969     $1,111,265     $1,118,242
----------------------------------------  ----------     ----------     ----------
Net Fee Paid                              $1,013,969     $  627,305              -
----------------------------------------  ----------     ----------     ----------


FEES THE FUND PAID TO AMUNDI PIONEER UNDER THE ADMINISTRATION AGREEMENT



    FOR THE FISCAL YEARS ENDED DECEMBER 31
----------------------------------------------
        2017              2016         2015
--------------------  -----------  -----------
         $256,228     $206,718     $107,579
       ----------     --------     --------


UNDERWRITING EXPENSES AND COMMISSIONS



FOR THE FISCAL YEARS ENDED DECEMBER 31                                                  2017    2016   2015
------------------------------------------------------------------------------------  ------  ------  -----
Approximate Net Underwriting Expenses Retained by Amundi Pioneer Distributor, Inc.    $0      $0      $0
------------------------------------------------------------------------------------  --      --      --
Approximate Commissions Reallowed to Dealers (Class A shares)                         $0      $0      $0
------------------------------------------------------------------------------------  --      --      --
Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)           $0      $0      $0
------------------------------------------------------------------------------------  --      --      --

FUND EXPENSES UNDER THE DISTRIBUTION PLAN



FOR THE FISCAL YEAR ENDED DECEMBER 31,
                2017
-------------------------------------
   CLASS A PLAN
------------------
       $344,978
     ----------     ---  ---  ---  --


ALLOCATION OF FUND EXPENSES UNDER THE DISTRIBUTION PLAN

An estimate by category of the allocation of fees paid by each class of shares of the fund during the fiscal year ended December 31, 2017 is set forth in the following table:




                 PAYMENTS
             TO SERVICING                      SALES       PRINTING
               PARTIES/1/    ADVERTISING    MEETINGS    AND MAILING        TOTAL
           --------------  -------------  ----------  -------------  -----------
Class A    $0              $23,496        $67,389     $21,307        $112,192
---------  --              -------        -------     -------        --------



1 Payments to Servicing Parties include Amundi Pioneer Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund (annualized for the period ending December 31, 2017).



SECURITIES OF REGULAR BROKER-DEALERS

As of December 31, 2017, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):




                                   (000'S)
-------------------------  ------  ------
TD Securities (USA) LLC    Debt    $8,620
-------------------------  ------  ------


CDSCS
During the fiscal year ended December 31, 2017, the following CDSCs were paid to Amundi Pioneer Distributor, Inc.:
$0


CAPITAL LOSS CARRYFORWARDS AS OF DECEMBER 31, 2017
At December 31, 2017, the fund had the following net capital loss carryforward:
$0

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS/1/


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM
RATINGS:
Moody's short-term ratings are forward-looking opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


DESCRIPTION OF MOODY'S LONG-TERM CORPORATE RATINGS:
Moody's long-term obligation ratings are forward-looking opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Long-Term Rating Scale and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.

AAA: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.
------------------------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, finance companies and securities firms.


STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE CREDIT RATINGS:
Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


POLICY

Each of Amundi Pioneer Asset Management, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (collectively, "Amundi Pioneer") is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf, including voting proxies for securities held by the client. When Amundi Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Amundi Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi Pioneer must place the client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi Pioneer's policy to vote proxies presented to Amundi Pioneer in a timely manner in accordance with these principles.

Amundi Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

Amundi Pioneer's clients may request copies of their proxy voting records and of Amundi Pioneer's proxy voting policies and procedures by either sending a written request to Amundi Pioneer's Proxy Coordinator, or clients may review Amundi Pioneer's proxy voting policies and procedures online at Pioneerinvestments.com. Amundi Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi Pioneer's Form ADV (Part
II), by separate notice to the client or by other means.



APPLICABILITY

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi Pioneer. This policy sets forth Amundi Pioneer's position on a number of issues for which proxies may be solicited, but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi Pioneer will vote shares of closed-end Funds on a case-by-case basis.



PURPOSE

The purpose of this policy is to ensure that proxies for United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi Pioneer-managed accounts for which Amundi Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of Amundi.

Any questions about this policy should be directed to Amundi Pioneer's Director of Investment Operations (the "Proxy Coordinator").

PROCEDURES


PROXY VOTING SERVICE

Amundi Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or
(3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.



PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).



REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi Pioneer's guidelines or where Amundi Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.



SECURITIES LENDING

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi Pioneer's lending program or a client's managed security lending program. However, Amundi Pioneer will reserve the right to recall lent securities so that they may be voted according to Amundi Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING
"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).


Amundi Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.



PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Amundi Pioneer's Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi Pioneer's proxy voting policies and procedures. The group meets at least annually to evaluate and review this policy and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.



AMENDMENTS

Amundi Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group.



FILING FORM N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.


The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.


The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi Pioneer registered investment company.


Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.


Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi Pioneer record keeping policies.



PROXY VOTING GUIDELINES


ADMINISTRATIVE
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

o Corporate name change.

o A change of corporate headquarters.

o Stock exchange listing.

o Establishment of time and place of annual meeting.

o Adjournment or postponement of annual meeting.

o Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o Approval of minutes and other formalities.

o Authorization of the transferring of reserves and allocation of income.

o Amendments to authorized signatories.

o Approval of accounting method changes or change in fiscal year-end.

o Acceptance of labor agreements.

o Appointment of internal auditors.


Amundi Pioneer will vote on a case-by-case basis on other routine administrative items; however, Amundi Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Amundi Pioneer to judge the merit of the proposal. Amundi Pioneer has also instructed its proxy voting service to inform Amundi Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Amundi Pioneer's goal of supporting the value of its clients' portfolio holdings so that Amundi Pioneer may consider and vote on those items on a case-by-case basis.



AUDITORS
We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

o Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o Indemnify auditors.

o Prohibit auditors from engaging in non-audit services for the company.


BOARD OF DIRECTORS

On issues related to the board of directors, Amundi Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.



GENERAL BOARD ISSUES

Amundi Pioneer will vote for:


o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o Election of an honorary director.

We will vote against:

o Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

o Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.


ELECTIONS OF DIRECTORS
In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by-case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o Contested election of directors.

o Election of a greater number of independent directors (in order to move closer to a majority of independent directors in cases of poor performance.

o Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

o Precatory and binding resolutions requesting that the board changes the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Amundi Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi Pioneer will vote for:


o Cumulative voting.

o Increasing the ability for shareholders to call special meetings.

o Increasing the ability for shareholders to act by written consent.

o Restrictions on the ability to make greenmail payments.

o Submitting rights plans to shareholder vote.

o Rescinding shareholder rights plans ("poison pills").

o Opting out of the following state takeover statutes:

  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

  - Control share cash-out provisions, which require large holders to acquire shares from other holders

  - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

  - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

  - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

  - Fair price provisions.

  - Authorization of shareholder rights plans.

  - Labor protection provisions.

  - Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o Proposals that allow shareholders to nominate directors.

We will vote against:

o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

o Classes of shares with unequal voting rights.

o Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.


CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Amundi Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi Pioneer will vote for:


o Changes in par value.

o Reverse splits, if accompanied by a reduction in number of shares.

o Shares repurchase programs, if all shareholders may participate on equal terms.

o Bond issuance.

o Increases in "ordinary" preferred stock.

o Proposals to have blank check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

  - Number of shares currently available for issuance;

  - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

  - Proposed use of the proceeds from the issuance of additional shares, and

  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank check preferred. We will normally oppose issuance of a new class of blank check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o Proposals to submit private placements to shareholder vote.

o Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.


COMPENSATION

Amundi Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Amundi Pioneer will vote for:


o 401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus Budget and Reconciliation Act of 1993
  (OBRA), including:

  - Amendments to performance plans to conform with OBRA;

  - Caps on annual grants or amendments of administrative features;

  - Adding performance goals, and

  - Cash or cash and stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o Require that option repricing be submitted to shareholders.

o Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

o Shareholder proposals seeking additional disclosure of executive and director pay information.

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                        Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

  - The plan must not:

    - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

    - Be a self-replenishing "evergreen" plan, or a plan that grants discount options and tax offset payments

  - We are generally in favor of proposals that increase participation beyond executives.

  - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

  - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

  - We generally support proposals asking companies to adopt stock holding periods for their executives.

o All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

o Elimination of stock option plans.

We will vote on a case-by-case basis on these issues:

o Limits on executive and director pay.

o Stock in lieu of cash compensation for directors.


CORPORATE GOVERNANCE

Amundi Pioneer will vote for:


o Confidential voting.

o Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o Bundled proposals. We will evaluate the overall impact of the proposal.

o Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o Limitations on stock ownership or voting rights.

o Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Amundi Pioneer will vote on the following and similar issues on a case-by-case basis:


o Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o Debt restructurings.

o Conversion of securities.

o Issuance of shares to facilitate a merger.

o Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.


MUTUAL FUNDS
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy-voting issues.


Amundi Pioneer will vote for:


o Establishment of new classes or series of shares.

o Establishment of a master-feeder structure.


Amundi Pioneer will vote on a case-by-case on:


o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o Approval of new or amended advisory contracts.

o Changes from closed-end to open-end format.

o Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

o Authorization for, or increase in, preferred shares.

o Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end funds, but will typically support such proposals.


SOCIAL ISSUES

Amundi Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:


o Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.


Amundi Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Amundi Pioneer recognizes that in certain circumstances a conflict of interest may arise when Amundi Pioneer votes a proxy.

A conflict of interest occurs when Amundi Pioneer's interests interfere, or appear to interfere with the interests of Amundi Pioneer's clients.


A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:


o An affiliate of Amundi Pioneer, such as another company belonging to the Credit Agricole banking group (a "Credit Agricole Affiliate");



o An issuer of a security for which Amundi Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by Amundi Asset Management to present a conflict of interest for Amundi Pioneer);



o An issuer of a security for which Amundi Asset Management has informed Amundi Pioneer that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or



o A person with whom Amundi Pioneer (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Amundi Pioneer's Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:


o Vote the proxy in accordance with the vote indicated under "Voting Guidelines," If a vote is indicated;

o Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or

o As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service's conflict management procedures and other documentation, and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

DECISION NOT TO VOTE PROXIES

Although it is Amundi Pioneer's general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole affiliate, Amundi Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Asset Management Compliance and the Amundi Independent Directors before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi Pioneer has outstanding "sell" orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi Pioneer may hold shares on a company's record date, if the shares are sold prior to the meeting date, the Group may decide not to vote those shares.



SUPERVISION


ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi Pioneer's Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.



TRAINING

Amundi Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.



RELATED POLICIES AND PROCEDURES

Amundi Pioneer Asset Management, Inc.'s Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.



RECORD KEEPING

The Proxy Coordinator shall ensure that Amundi Pioneer's proxy voting service:


o Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and


o Is able to promptly provide Amundi Pioneer with a copy of the voting record upon its request.


The Proxy Coordinator shall ensure that for those votes that may require additional documentation
(i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

o A record memorializing the basis for each referral vote cast;


o A copy of any document created by Amundi Pioneer that was material in making the decision on how to vote the subject proxy;


o A copy of any recommendation of the proxy voting service; and


o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi Pioneer.

Amundi Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.



RELATED REGULATIONS
Form N-1A, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 & IAA 206(4)-6, 204-2


ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES
October 5, 2004


EFFECTIVE DATE:
October 5, 2004


REVISION DATE:
September 2009



ANNUAL UPDATES:
December 2015 and August 2017


                                                                   22091-15-0518
                                       67

                                PART C - OTHER INFORMATION


Item 28. Exhibits


    (a)		Amended and Restated Agreement and Declaration of
		Trust (January 12, 2016) (11)
    (b)         Amended and Restated By-laws (7)
    (c)         Specimen Stock Certificate (1)
    (d)         Amended and Restated Management Agreement
                (July 3, 2017) (13)
    (e)(1)      Underwriting Agreement between Registrant and
		Amundi Pioneer Distributor, Inc. (July 3, 2017) (13)
    (e)(2)      Dealer Sales Agreement (6)
    (f)         None
    (g)(1)      Custodian Agreement with Brown Brothers Harriman & Co.
		(July 1, 2001) (5)
    (g)(2)      Amended Appendix A to Custodian Agreement
		(December 27, 2016) (14)
    (g)(3)      Amendment to Custodian Agreement (May 31, 2016) (12)
    (h)(1)      Transfer Agency Agreement (November 2, 2015) (11)
    (h)(2)      Amended and Restated Administration Agreement with Amundi
		Pioneer Asset Management, Inc. (February 1, 2017) (12)
    (h)(3)      Administrative Agency Agreement (March 5, 2012) (8)
    (h)(4)      Appendix A to Administrative Agency
		Agreement (December 27, 2016) (12)
    (i)         Opinion and Consent of Counsel (2)
    (j)         Consent of Independent Registered Public Accounting Firm (14)
    (k)         None
    (l)         Stock Purchase Agreement (1)
    (m)(1)      Amended and Restated Pioneer Funds
		Distribution Plan (January 10, 2017) (12)
    (m)(2)      Class R Service Plan (3)
    (n)         Multiple Class Plan Pursuant to Rule 18f-3 (4)
    (o)         Not applicable
    (p)         Code of Ethics of the Pioneer Funds, Amundi Pioneer
		Distributor, Inc., Amundi Pioneer Institutional Asset
		Management, Inc. and Amundi Pioneer Asset
		Management, Inc. (September 20, 2013) (9)
    N/A         Power of Attorney (November 17, 2014) (10)
    N/A         Power of Attorney for Lisa Jones (July 18, 2017) (13)
    N/A         Power of Attorney for Lorraine Monchak (July 18, 2017) (13)
---------------------

     (1) Previously filed. Incorporated by reference from the Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A as filed electronically with the Securities and Exchange Commission (the "SEC") on March 29, 1995 (Accession Number 0000812195-95-000013).

     (2) Previously filed. Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A as filed electronically with the SEC on April 29, 1999 (Accession Number 0000812195-99-500008).

     (3) Previously filed. Incorporated by reference from the Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A as filed electronically with the SEC on February 18, 2003 (Accession Number 0000831120-03-000004).

     (4) Previously filed. Incorporated by reference from the Registrant's Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A as filed electronically with the SEC on April 29, 2005 (Accession Number 0001016964-05-000188).

     (5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A as filed with the SEC on April 28, 2006 (Accession Number 0000831120-06-000020).

     (6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A as filed with the SEC on April 30, 2007 (Accession Number 0001265389-07-000006).

     (7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A as filed with the SEC on April 30, 2009 (Accession Number 0001094522-09-000007).

     (8) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A as filed with the SEC on April 26, 2012 (Accession Number
0000812195-12-000008).

    (9) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A as filed with the SEC on April 29, 2014 (Accession Number
0000276776-14-000032).

    (10) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A as filed with the SEC on April 29, 2015 (Accession Number
0000930709-15-000012).

    (11) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A as filed with the SEC on April 26, 2016 (Accession Number
0000930709-16-000028).

    (12) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A as filed with the SEC on April 26, 2017 (Accession Number
0000078713-17-000028).

    (13) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A as filed with the SEC on July 28, 2017 (Accession Number
0000812195-17-000014).

    (14) Filed herein.


Item 29. Persons Controlled by or Under Common Control with the Fund

     None.


Item 30.  Indemnification

     Except for the Amended and Restated Agreement and Declaration of Trust (the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 31. Business and Other Connections of Investment Adviser

     Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi Pioneer manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Amundi Pioneer's directors or executive officers is or has been during their employment with Amundi Pioneer engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Amundi Pioneer manages and/or other Amundi subsidiaries.

Item 32. Principal Underwriters

          (a) Amundi Pioneer Distributor, Inc. acts as principal underwriter for the following investment companies:

                        Pioneer Asset Allocation Trust
                        Pioneer Bond Fund
                        Pioneer Equity Income Fund
                        Pioneer Fund
                        Pioneer High Yield Fund
                        Pioneer ILS Interval Fund
                        Pioneer Mid Cap Value Fund
                        Pioneer Money Market Trust
                        Pioneer Real Estate Shares
                        Pioneer Series Trust II
                        Pioneer Series Trust III
                        Pioneer Series Trust IV
                        Pioneer Series Trust V
                        Pioneer Series Trust VI
                        Pioneer Series Trust VII
                        Pioneer Series Trust VIII
                        Pioneer Series Trust X
                        Pioneer Series Trust XI
                        Pioneer Series Trust XII
                        Pioneer Short Term Income Fund
                        Pioneer Strategic Income Fund
                        Pioneer Variable Contracts Trust



         (b)     Directors and executive officers of Amundi Pioneer Distributor,
                 Inc.:

                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
NAME                     WITH UNDERWRITER                WITH FUND

Lisa M. Jones            Director, President and	 President and Trustee
                         Chief Executive Officer

Patrice Blanc            Director			 None

Laura J. Palmer		 Director, Senior Vice 		 None
			 President and Head of U.S.
		         Intermediary Distribution

Erik D. Gosule		 Senior Vice President and	 None
			 Head of Marketing and Product
			 Development

Tracy L. Connelly        Senior Vice President and	 None
                         Chief Operations Officer

Gregg M. Dooling         Chief Financial Officer         None

Terrence J. Cullen	 Senior Vice President and	 None
			 General Counsel

John M. Malone           Senior Vice President and	 None
                         Chief Compliance Officer

Patrick D. Grecco        Vice President and Controller   None

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.


Item 33.  Location of Accounts and Records

         The accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

	(a)	Registrant:
		60 State Street
		Boston, Massachusetts 02109

	(b)	Investment adviser and administrator:
		Amundi Pioneer Asset Management, Inc.
		60 State Street
		Boston, Massachusetts 02109

	(c)	Principal underwriter:
		Amundi Pioneer Distributor, Inc.
		60 State Street
		Boston, Massachusetts 02109

	(d) 	Custodian and sub-administrator:
		Brown Brothers Harriman & Co.
		50 Post Office Square
		Boston, Massachusetts 02110

	(e)	Shareholder servicing and transfer agent:
		DST Asset Manager Solutions, Inc.
		2000 Crown Colony Drive
		Quincy, MA 02169

Item 34.  Management Services

     Not applicable.

Item 35.  Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 55 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of April, 2018.



                                             PIONEER MONEY MARKET TRUST


				    	By: /s/ Lisa M. Jones
                                        ---------------------------------------
                                            Lisa M. Jones
                                            President and Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on April 26, 2018:

        Signature                       Title


        Lisa M. Jones            	President (Principal Executive Officer)
        Lisa M. Jones 			and Trustee


	Mark E. Bradley*                Treasurer (Principal Financial and
        Mark E. Bradley                 Accounting Officer)



        David R. Bock*                  Trustee
        David R. Bock


        Benjamin M. Friedman*           Trustee
        Benjamin M. Friedman


        Margaret B. W. Graham*          Trustee
        Margaret B. W. Graham


	Lorraine H. Monchak*            Trustee
        Lorraine H. Monchak


	Thomas J. Perna*		Chairman of the Board
	Thomas J. Perna			and Trustee


	Marguerite A. Piret*		Trustee
	Marguerite A. Piret


	Fred J. Ricciardi*		Trustee
	Fred J. Ricciardi


	Kenneth J. Taubes*		Trustee
	Kenneth J. Taubes




  *By: /s/ Lisa M. Jones           Dated: April 26, 2018
       Lisa M. Jones
       Attorney-in-fact

 EXHIBIT INDEX

    Exhibit
    Number     Document Title


    (g)(2)      Amended Appendix A to Custodian Agreement
		(December 27, 2016)

    (j)         Consent of Independent Registered Public Accounting Firm